UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 23, 2022, IAC/InterActiveCorp (“IAC” or the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, stockholders of the Company voted on the proposals set forth below. These proposals are described in detail in the Company’s definitive proxy statement related to the Annual Meeting filed on April 29, 2022 with the U.S. Securities and Exchange Commission (the “SEC”). The final voting results on each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below.

As of the close of business on April 27, 2022, the record date for the Annual Meeting, there were 84,084,023 shares of IAC common stock (entitled to one vote per share) and 5,789,499 shares of IAC Class B common stock (entitled to ten votes per share) outstanding and entitled to vote. The IAC common stock and the IAC Class B common stock are collectively referred to as the IAC capital stock.

1.	A proposal to elect twelve members of the IAC board of directors, each to hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the IAC board of directors). The stockholders elected each of the nominees to the IAC board of directors on the basis of the following voting results:

Elected by holders of IAC common stock voting as a separate class:

	FOR	WITHHELD	BROKER NON-VOTES
Bryan Lourd	68,467,994	1,326,606	5,829,945
Alan G. Spoon	62,517,404	7,277,196	5,829,945
Richard F. Zannino	66,900,526	2,894,074	5,829,945

Elected by holders of IAC capital stock, voting as a single class:

	FOR	WITHHELD	BROKER NON-VOTES
Chelsea Clinton	126,183,969	1,505,621	5,829,945
Barry Diller	123,388,482	4,301,108	5,829,945
Michael D. Eisner	115,508,509	12,181,081	5,829,945
Bonnie S. Hammer	120,284,353	7,405,237	5,829,945
Victor A. Kaufman	124,797,406	2,892,184	5,829,945
Joseph Levin	120,286,539	7,403,051	5,829,945
Westley Moore	125,155,856	2,533,734	5,829,945
David Rosenblatt	113,432,619	14,256,971	5,829,945
Alexander von Furstenberg	124,865,972	2,823,618	5,829,945

2.	A non-binding advisory vote on IAC’s 2021 executive compensation. This proposal was approved by the holders of IAC capital stock on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
108,959,426	18,592,005	138,159	5,829,945

3.	A proposal to ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2022 fiscal year. This proposal was approved by the holders of IAC capital stock on the basis of the following voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
133,456,431	43,633	19,471	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President & Chief Legal Officer

Date: June 27, 2022